UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 30, 2005

Date of Report (date of earliest event reported)

PALMONE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-29597	94-3150688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 N. McCarthy Blvd.

Milpitas, CA 95035

(Address of principal executive offices)

(408) 503-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On June 30, 2005, palmOne, Inc. (“palmOne”) issued a press release and is holding a conference call regarding its financial results for the fourth quarter of fiscal year 2005, ended June 3, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. palmOne makes reference to non-GAAP financial information in both the press release and the conference call.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description
99.1	Press release of palmOne, Inc. issued on June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PALMONE, INC.

By:	/S/ ANDREW J. BROWN
Andrew J. Brown
Senior Vice President and Chief Financial Officer

Date: June 30, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of palmOne, Inc., issued on June 30, 2005.